UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2008

NARROWSTEP INC.
(Exact name of registrant as specified in its charter)

Delaware	333-108632	33-1010941
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

202 Carnegie Center, Suite 101, PRINCETON, NEW JERSEY 08540
(Address of principal executive offices)                            (Zip Code)

Registrant’s telephone number, including area code:   (609) 945-1772

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2008, the Board of Directors (the "Board") of the Company approved the appointment of Jon Harrington as a Class III director of the Company to fill the vacancy resulting from Iolo Jones’ resignation from the Board on December 18, 2007.     Mr. Harrington will serve on the Board’s audit committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NARROWSTEP INC.

By:	/s/ David C. McCourt
	Name:	David C. McCourt
	Title:	Chairman, Interim Chief Executive
Officer and Interim Chief Operating
Officer

Dated:  January 23, 2008